UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       April 22, 2002

                               VOIP TELECOM, INC.
                              (Name of Registrant)
  Nevada                                 0-28047                  94-3342064
(State or other jurisdiction           (Commission             (IRS Employer
 of incorporation)                     File Number)         Identification No.)
            16935 West Bernard Drive, Suite 232, San Diego, CA 92127
                    (Address of principle executive offices)



Registrants telephone number, including area code        (901) 365-7650




          (Former name or former address, if changed since last report)


















Item 1.  Changes in Control of Registrant

         No events to reports

Item 2. Acquisition of Disposition of Assets

     On March 29, 2002 the Company entered into an agreement to dispose of the Access Communications, Inc. subsidiary and certain assets and liabilities of VOIP Telecom, Inc. the parent company to Universal Commerce Limited, Inc. for a note receivable in the amount of $399,056.82

Item 3.  Bankruptcy of Receivership

         No events to report.

Item 4. Changes in Registrants Certifying Accountant

         No events to report.

Item 5. Other  Matters

         No events to report.

Item 6. Resignation of Registrants Directors

         No events to report

Item 7.  Financial Statements

         None.

Exhibits
         4.1      Purchase Agreement with Universal Commerce Limited, Inc.








     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereinto duly authorized.




                                                     VOIP Telecom, Inc.



                                        /S/ B. Grant Hunter
                                            B. Grant Hunter, President

May 10, 2002